THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account JL-A

Alpha Variable Annuity
Alpha Flex Variable Annuity

Supplement dated May 1, 2019

This Supplement outlines changes to the investment options under your contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Effective on or about May 24, 2019, the following reorganizations will take place.

Reorganizing Funds	Acquiring Funds
Oppenheimer Capital Appreciation Fund/VA	Invesco Oppenheimer Capital Appreciation Fund
Oppenheimer Total Return Bond Fund/VA	Invesco Oppenheimer Total Return Bond Fund

For complete details relating to these changes, including the fees, investment strategies, and risks of the Funds, please refer to the Funds' prospectuses.

Please retain this Supplement for future reference.